                                                                               .
                                                                               .
                                                                               .

CHRYSLER FINANCIAL                                                                              DISTRIBUTION DATE:      08-OCT-03
DaimlerChrysler Auto Trust 2003-A Monthly Servicer's Certificate (HS)                                                  Page 1 of 1

      Payment Determination Statement Number                                                       2
      Distribution Date                                                                    08-Oct-03

      DATES COVERED                                                          FROM AND INCLUDING         TO AND INCLUDING
      -------------                                                          ------------------         ----------------
           Collections Period                                                              01-Sep-03                 30-Sep-03
           Accrual Period                                                                  08-Sep-03                 07-Oct-03
           30/360 Days                                                                            30
           Actual/360 Days                                                                        30


                                                                                  NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                ACCOUNTS                  $ AMOUNT
      ----------------------------                                                --------                  --------

      Pool Balance - Beginning of Period                                           112,330                    1,855,077,453.07
      Collections of Installment Principal                                                                       39,393,191.14
      Collections Attributable to Full Payoffs                                                                   21,166,307.57
      Principal Amount of Repurchases                                                                                     0.00
      Principal Amount of Gross Losses                                                                              172,697.05
                                                                                                        -----------------------

      Pool Balance - End of Period                                                 110,533                    1,794,345,257.31
                                                                                                        =======================


      POOL STATISTICS                                                                                           END OF PERIOD
      ---------------                                                                                           -------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                                1,910,004,660.84
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   93.94%

      Ending O/C Amount                                                                                         142,598,721.38
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                           108.63%

      Cumulative Net Losses                                                                                         115,710.05
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                            0.07480%
      Cumulative Recovery Ratio                                                                                         46.17%
      60+ Days Delinquency Amount                                                                                 1,834,127.08
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                         0.05740%

      Weighted Average APR                                                                                              5.518%
      Weighted Average Remaining Term (months)                                                                           48.21
      Weighted Average Seasoning (months)                                                                                11.19


      CASH SOURCES
           Collections of Installment Principal                                                                  39,393,191.14
           Collections Attributable to Full Payoffs                                                              21,166,307.57
           Principal Amount of Repurchases                                                                                0.00

           Recoveries on Loss Accounts                                                                               86,746.03
           Collections of Interest                                                                                8,900,370.78


           Investment Earnings                                                                                       33,813.21
           Reserve Account                                                                                        4,442,000.00
                                                                                                        -----------------------
           TOTAL SOURCES                                                                                         74,022,428.73
                                                                                                        =======================


      CASH USES
           Servicer Fee                                                                                           1,545,897.88
           Note Interest                                                                                          2,671,716.90
           Reserve Fund                                                                                           4,442,000.00
           O/C Release to Seller                                                                                          0.00
           Note Principal                                                                                        65,362,813.95
                                                                                                        -----------------------
           TOTAL CASH USES                                                                                       74,022,428.73
                                                                                                        =======================


      ADMINISTRATIVE PAYMENT
      Total Principal and Interest Sources                                                                       74,022,428.73
      Investment Earnings in Trust Account                                                                          (33,813.21)
      Daily Collections Remitted                                                                                (67,380,070.08)
      Cash Reserve in Trust Account                                                                              (4,442,000.00)
      Servicer Fee (withheld)                                                                                    (1,545,897.88)
      O/C Release to Seller                                                                                               0.00
                                                                                                        -----------------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                      620,647.56
                                                                                                        =======================



  O/C RELEASE                   (Prospectus pg S16)
  -----------
  Pool Balance                                                     1,794,345,257.31
  Yield Supplement O/C Amount                                        (73,838,407.08)
                                                         ---------------------------
  Adjusted Pool Balance                                            1,720,506,850.23


  Total Securities                                                 1,651,746,535.93
                                                         ---------------------------

  Adjusted O/C Amount                                                 68,760,314.30

  O/C Release Threshold                                               64,519,006.88

  O/C Release Period?           (A1 Notes Matured)                   No

  O/C Release                                                                  0.00

                               Beginning         Ending        Principal    Principal per   Interest   Interest per
                                Balance          Balance        Payment      $1000 Face     Payment     $1000 Face       Original
                          ----------------- -----------------------------------------------------------------------
  NOTES & CERTIFICATES
  Class A-1  450,000,000
    @ 1.10%                  390,309,349.88   324,946,535.93  65,362,813.95  145.2506977    357,783.57   0.7950746         450000000
  Class A-2  450,000,000
    @ 1.52%                  450,000,000.00   450,000,000.00           0.00    0.0000000    570,000.00   1.2666667         450000000
  Class A-3  350,000,000
    @ 2.12%                  350,000,000.00   350,000,000.00           0.00    0.0000000    618,333.33   1.7666667         350000000
  Class A-4  469,000,000
    @ 2.88%                  469,000,000.00   469,000,000.00           0.00    0.0000000  1,125,600.00   2.4000000         469000000
  Certificates                57,800,000.00    57,800,000.00           0.00    0.0000000          0.00                      57800000
                          ----------------- --------------------------------             -------------             -----------------
      Total Securities     1,717,109,349.88 1,651,746,535.93  65,362,813.95               2,671,716.90              1,776,800,000.00
                          ================= ================================             =============             =================


        * Class A-1 Interest is computed on an Actual/360 Basis.
Days in current period   30
                        ----